Other operating income and expenses	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
Other operating income and expenses
B.15. Other operating income and expenses
Other operating income amounted to €800 million in the first half of 2026 (versus €533 million in the first half of 2025), and Other operating expenses to €3,436 million (versus € 2,476 million in the first half of 2025), as shown in the table below.

(€ million)	June 30, 2026 (6 months)	June 30, 2025 (6 months)

Net gains / (losses) on disposals of operating assets or businesses	241	344
Amvuttra licensing income	398	120
Other	161	69
Total other operating income	800	533

Regeneron alliance:
(i) (Profit)/loss sharing	(3,486)	(2,475)
(ii) Additional profit share for development cost from Regeneron	594	494
(iii) Selling expense reimbursements to Regeneron	(336)	(346)
Other	(208)	(149)
Total other operating expenses	(3,436)	(2,476)